UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 2, 2018

Date of Report (Date of earliest event reported)

CRUZANI, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

00-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lennox Road, Suite 1500, Atlanta, Georgia 30309

(Address of principal executive offices)

(404) 419-2253

(Registrant’s telephone number, including area code)

US HIGHLAND, INC.

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

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Item 1.01 Entry Into a Material Definitive Agreement.

Equity Purchase Agreement

On July 23, 2018, Cruzani, Inc. (the “Company”) entered into an equity purchase agreement (the “Equity Purchase Agreement”) with L2 Capital, LLC (the “Investor”), pursuant to which Investor will acquire up to $5,000,000 of the Company’s common stock, on the terms and subject to the conditions set forth in the Equity Purchase Agreement. The Equity Purchase Agreement contains customary representations and warranties, covenants, agreements and indemnities.

Registration Rights Agreement

On July 23, 2018, the Company entered into a Registration Rights Agreement, with Investor. Under the terms of the Registration Rights Agreement, the Company agreed to file, on or before August 20, 2018, a registration statement with the Securities and Exchange Commission (“SEC”), to register for resale common shares of the Company, including without limitation under SEC Rule 415. The Company agreed to use reasonable best efforts to have the registration statement declared effective at the earliest possible date following the filing. The Company agreed to indemnify the Investor in various circumstances related to the disclosure contained in the registration statement and the prospectus contained therein and violations of laws, including federal securities laws, related to the offer and sale of the shares.

The foregoing is a summary of the terms of the Equity Purchase Agreement and Registration Rights Agreement, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement and Registration Rights Agreement, copies of which are attached hereto as Exhibit 4.8 and Exhibit 10.10, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

4.8 †	Registration Rights Agreement, dated as of July 23, 2018, by and between Cruzani, Inc. and L2 Capital, LLC.

10.10 †	Equity Purchase Agreement, dated as of July 23, 2018, by and between Cruzani, Inc. and L2 Capital, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZANI, INC.

Date: August 2, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson
Chief Executive Officer

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